Amendment #4

to the

AUTOMATIC AND FACULTATIVE

YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

EFFECTIVE January 1, 2000

Between

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(THE COMPANY)

And

AUSA LIFE INSURANCE COMPANY

(THE REINSURER)

The parties hereby agree to the following:

1. SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

AUTOMATIC ACCEPTANCE LIMIT:

A. For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic Issue Limits shown in the following tables:

US/Canadian Residents – No Foreign Travel – Non-Smoker

Rating Class of Higher Rated Life
Issue Age of Older Insured		No Substandard Rating	Class A – D	Class E – H
Ages:	18 – 65	$ 65,000,000	$ 65,000,000	$ 53,000,000
	66 – 70	$ 63,000,000	$ 50,000,000	$ 30,000,000
	71 – 75	$ 41,000,000	$ 34,000,000	$ 20,500,000
	76 – 77	$ 25,500,000	$ 20,500,000	$ 14,000,000
	78 – 80	$ 25,500,000	$ 20,500,000	$ 14,000,000
	81 – 85	$ 13,500,000	$ 11,500,000	$ 6,750,000
	86 – 90	$ 6,750,000	$ 5,750,000	$ 3,600,000

US/Canadian Residents – No Foreign Travel – One Smoker

Rating Class of Higher Rated Life
Issue Age of Older Insured		No Substandard Rating	Class A – D	Class E – H
Ages:	18 - 65	$ 65,000,000	$ 60,000,000	$ 45,000,000
	66 - 70	$ 53,000,000	$ 48,000,000	$ 27,000,000
	71 - 75	$ 36,000,000	$ 33,000,000	$ 20,500,000
	76 – 77	$ 23,500,000	$ 20,500,000	$ 14,000,000
	78 - 80	$ 23,500,000	$ 20,500,000	$ 14,000,000
	81 – 85	$ 12,500,000	$ 10,500,000	$ 6,750,000
	86 - 90	$ 5,750,000	$ 4,750,000	$ 2,600,000

US/Canadian Residents – No Foreign Travel – Two Smokers

Rating Class of Higher Rated Life
Issue Age of Older Insured		No Substandard Rating	Class A – D	Class E – H
Ages:	18 - 65	$ 60,000,000	$ 55,000,000	$ 43,000,000
	66 - 70	$ 48,000,000	$ 43,000,000	$ 26,000,000
	71 - 75	$ 32,000,000	$ 31,000,000	$ 20,500,000
	76 – 77	$ 20,500,000	$ 20,500,000	$ 13,000,000
	78 - 80	$ 20,500,000	$ 20,500,000	$ 13,000,000
	81 – 85	$ 10,500,000	$ 9,500,000	$ 5,750,000
	86 - 90	$ 4,750,000	$ 3,750,000	$ 2,600,000

If both lives exceed Class H, there will be no automatic limit.

If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life’s mortality classification apply:

US/Canadian Residents – No Foreign Travel – Non-Smoker

Rating Class of Less Impaired Insured
Issue Age of Older Insured		No Substandard Rating	Class A – D	Class E – H
Ages:	18 – 65	$ 41,000,000	$ 41,000,000	$ 34,000,000
	66 – 70	$ 29,000,000	$ 29,000,000	$ 23,500,000
	71 – 75	$ 19,500,000	$ 19,500,000	$ 15,000,000
	76 – 77	$ 12,000,000	$ 12,000,000	$ 8,500,000
	78 – 80	$ 8,500,000	$ 8,500,000	$ 6,750,000
	81 – 85	$ 4,750,000	$ 4,750,000	None
	86 – 90	$ 2,700,000	$ 2,700,000	None

US/Canadian Residents – No Foreign Travel – One Smoker

Rating Class of Less Impaired Insured
Issue Age of Older Insured		No Substandard Rating	Class A – D	Class E – H
Ages:	18 - 65	$ 35,000,000	$ 35,000,000	$ 28,000,000
	66 - 70	$ 26,000,000	$ 26,000,000	$ 20,500,000
	71 - 75	$ 19,500,000	$ 19,500,000	$ 13,000,000
	76 – 77	$ 11,000,000	$ 11,000,000	$ 7,500,000
	78 - 80	$ 7,500,000	$ 7,500,000	$ 5,750,000
	81 – 85	$ 4,750,000	$ 4,750,000	None
	86 - 90	$ 1,700,000	$ 1,700,000	None

US/Canadian Residents – No Foreign Travel – Two Smokers

Rating Class of Less Impaired Insured
Issue Age of Older Insured		No Substandard Rating	Class A – D	Class E – H
Ages:	18 - 65	$ 31,000,000	$ 31,000,000	$ 24,000,000
	66 - 70	$ 25,000,000	$ 25,000,000	$ 18,500,000
	71 - 75	$ 19,000,000	$ 19,000,000	$ 12,000,000
	76 – 77	$ 11,000,000	$ 11,000,000	$ 7,500,000
	78 - 80	$ 7,500,000	$ 7,500,000	$ 5,750,000
	81 – 85	$ 4,750,000	$ 4,750,000	None
	86 - 90	$ 1,700,000	$ 1,700,000	None

US/Canadian Residents - Foreign Travel

Rating Class of Higher Rated Life
		Pref. Best – Class C	Class D - E	Greater than Class E
Ages:	18 – 70	$ 10,000,000	$ 7,500,000	None
	71 – 75	$ 7,500,000	$ 5,000,000	None
	76 – 90	None	None	None

Non US/Canadian Residents

Rating Class of Higher Rated Life
		Pref. Best – Class C	Class D - E	Greater than Class E
Ages:	18 – 70	$ 20,000,000	$ 15,000,000	None
	71 – 75	$ 15,000,000	$ 10,000,000	None
	76 – 90	None	None	None

B. For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of Coverage amounts shown in the following tables:

US/Canadian Residents – No Foreign Travel

Rating Class of Higher Rated Life
Issue Age of Older Insured		Pref. Best – Class D	Class E – H
Ages:	18 - 65	$ 50,000,000	$ 40,000,000
	66 - 70	$ 40,000,000	$ 20,000,000
	71 - 75	$ 30,000,000	$ 15,000,000
	76 – 80	$ 15,000,000	$ 10,000,000
	81 – 85	$ 5,000,000	$ 2,500,000
	86 - 90	$ 2,500,000	$ 1,000,000

If both lives exceed Class H, there will be no automatic acceptance limit.

If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life’s mortality classification apply:

Rating Class of Lesser Impaired Insured
Issue Age of Lesser Impaired Life		Pref. Best – Class D	Class E – H
Ages:	18 - 65	$ 30,000,000	$ 20,000,000
	66 - 70	$ 25,000,000	$ 15,000,000
	71 - 75	$ 20,000,000	$ 10,000,000
	76 – 77	$ 10,000,000	$ 5,000,000
	78 – 80	$ 5,000,000	$ 2,500,000
	81 – 85	$ 2,500,000	None
	86 - 90	$ 1,000,000	None

US/Canadian Residents - Foreign Travel

Rating Class of Higher Rated Life
Issue Age of Insured		Pref. Best – Class C	Class D - E	Greater than Class E
Ages:	18 – 70	$ 10,000,000	$ 7,500,000	None
	71 – 75	$ 7,500,000	$ 5,000,000	None
	76 +	None	None	None

Non US/Canadian Residents

Rating Class of Higher Rated Life
Issue Age of Insured		Pref. Best – Class C	Class D - E	Greater than Class E
Ages:	18 – 70	$ 20,000,000	$ 15,000,000	None
	71 – 75	$ 15,000,000	$ 10,000,000	None
	76 +	None	None	None

C. For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life will not exceed the amounts in the following tables:

US/Canadian Residents – No Foreign Travel

Rating Class of Higher Rated Life
Issue Age of Older Insured		Pref. Best – Class D	Class E – H
Ages:	18 - 65	$ 10,000,000	$ 8,000,000
	66 - 70	$ 8,000,000	$ 4,000,000
	71 - 75	$ 6,000,000	$ 3,000,000
	76 – 80	$ 3,000,000	$ 2,000,000
	81 – 85	$ 1,000,000	$ 500,000
	86 - 90	$ 500,000	$ 200,000

If both lives exceed Class H, there will be no automatic acceptance limit.

If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life’s mortality classification apply:

Rating Class of Less Impaired Insured
Issue Age of Lesser Impaired Life		Pref. Best – Class D	Class E – H
Ages:	18 - 65	$ 6,000,000	$ 4,000,000
	66 - 70	$ 5,000,000	$ 3,000,000
	71 - 75	$ 4,000,000	$ 2,000,000
	76 – 77	$ 2,000,000	$ 1,000,000
	78 – 80	$ 1,000,000	$ 500,000
	81 – 85	$ 500,000	None
	86 – 90	$ 200,000	None

US/Canadian Residents - Foreign Travel

Rating Class of Higher Rated Life
Issue Age of Insured		Pref. Best – Class C	Class D - E	Greater than Class E
Ages:	18 – 70	$ 2,000,000	$ 1,500,000	None
	71 – 75	$ 1,500,000	$ 1,000,000	None
	76 +	None	None	None

Non US/Canadian Residents

Rating Class of Higher Rated Life
Issue Age of Insured		Pref. Best – Class C	Class D - E	Greater than Class E
Ages:	18 – 70	$2,000,000	$ 1,500,000	None
	71 – 75	$ 1,500,000	$ 1,000,000	None
	76 +	None	None	None

2.	SCHEDULE A, Section 5, JUMBO LIMIT, shall be replaced by the following:

JUMBO LIMIT:

For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

US/Canadian Residents- No Foreign Travel

		No Substandard Rating	Class A – E	Greater than Class E
Ages:	18 – 80	$65,000,000	$65,000,000	$65,000,000
	81 – 85	$30,000,000	$30,000,000	$30,000,000
	86 – 90	$10,000,000	$10,000,000	$10,000,000

Note: When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies exceeds $50,000,000, THE REINSURER must be notified.

US/Canadian Residents – Foreign Travel

		No Substandard Rating	Class A – E	Greater than Class E
Ages:	18 – 75	$35,000,000	$35,000,000	None
	76 - 90	None	None	None

Non US/Canadian Residents

		No Substandard Rating	Class A – E	Greater than Class E
Ages:	0 – 75	$35,000,000	$35,000,000	None
	76 - 90	None	None	None

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, and is effective for policies issued as of January 1, 2005.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (as successor to AUSA LIFE INSURANCE COMPANY, INC.)
By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________

By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________